                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                                -----------------


                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                   New York                                    13-5160382
     (Jurisdiction of incorporation                         (I.R.S. Employer
      if not a U.S. national bank)                         Identification No.)

One Wall Street, New York, New York                               10286
(Address of principal executive offices)                       (Zip code)

                                -----------------

                            SIERRA PACIFIC RESOURCES
               (Exact name of obligor as specified in its charter)


                     Nevada                            88-0198358
       (State or other jurisdiction                (I.R.S. Employer
   of incorporation or organization)              Identification No.)

              6100 Neil Road
              Reno, Nevada                                89511
(Address of principal executive offices)                (Zip code)


                                -----------------

                        PREMIUM INCOME EQUITY SECURITIES
                                  SENIOR NOTES
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

                 Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the          2 Rector Street, New York, N.Y. 10006
   State of New York                            and Albany, N.Y. 12203
Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation   550 17th Street, N.W., Washington, D.C.
                                                        20429
New York Clearing House Association     New York, N.Y. 10005

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None. (See Note on page 3.)

ITEM 16. LIST OF EXHIBITS.

                  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25(a) to Registration Statement No. 333-102200.)

         6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

                  Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14 day of April, 2005.

                                             THE BANK OF NEW YORK


                                             By:  /s/ Stacey B. Poindexter
                                                 ________________________
                                                 Name:  Stacey B. Poindexter
                                                 Title: Assistant Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)


                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                  Dollar Amounts
ASSETS                                                                             In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ......................      $ 3,866,500
   Interest-bearing balances ...............................................        8,455,170
   Securities:
   Held-to-maturity securities .............................................        1,885,665
   Available-for-sale securities ...........................................       20,781,508
   Federal funds sold and securities purchased under agreements to resell...
      Federal funds sold in domestic offices ...............................        3,730,007
      Securities purchased under agreements to
      Resell ...............................................................          847,805
   Loans and lease financing receivables:
   Loans and leases held for sale ..........................................                0
   Loans and leases, net of unearned
      income ...............................................................       36,195,743
   LESS: Allowance for loan and
      lease losses .........................................................          587,611
   Loans and leases, net of unearned
      income and allowance .................................................       35,608,132
   Trading Assets ..........................................................        4,174,521
   Premises and fixed assets (including capitalized leases) ................          949,424
   Other real estate owned .................................................              754
   Investments in unconsolidated subsidiaries and associated companies .....          268,366
   Customers' liability to this bank on acceptances outstanding ............           52,800
   Intangible assets .......................................................
      Goodwill .............................................................        2,746,404
      Other intangible assets ..............................................          758,137
   Other assets ............................................................        8,013,234
                                                                                  -----------
   Total assets ............................................................      $92,138,427
                                                                                  ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
   In domestic offices .....................................................      $41,480,131
   Noninterest-bearing .....................................................       16,898,525
   Interest-bearing ........................................................       24,581,606
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ...........       24,028,722
   Noninterest-bearing .....................................................          576,431
   Interest-bearing ........................................................       23,452,291
Federal funds purchased and securities sold under agreements to repurchase .
   Federal funds purchased in domestic
     Offices ...............................................................        1,040,432
   Securities sold under agreements to
     repurchase ............................................................          491,007
Trading liabilities ........................................................        2,724,930
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases)        4,780,573
Not applicable
Bank's liability on acceptances executed and outstanding ...................           54,517
Subordinated notes and debentures ..........................................        2,390,000
Other liabilities ..........................................................        6,901,014
                                                                                  -----------
Total liabilities ..........................................................      $83,891,326
                                                                                  ===========
Minority interest in consolidated subsidiaries .............................          140,499

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus .................................................................                0
Common stock ...............................................................        1,135,284
Surplus ....................................................................        2,087,221
Retained earnings ..........................................................        4,892,420
Accumulated other comprehensive income .....................................           (8,323)
Other equity capital components ............................................                0
Total equity capital .......................................................        8,106,602
                                                                                  -----------
Total liabilities, minority interest, and equity
   capital .................................................................      $92,138,427
                                                                                  ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi              )
Gerald L. Hassell            )            Directors
Alan R. Griffith             )